                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K
                                                  CURRENT REPORT

                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                                 September 4, 2002
                                         (Date of earliest event reported)

                                           Commission file number 1-7349

                                                 BALL CORPORATION
                              (Exact name of Registrant as specified in its charter)

                             Indiana                    1-7349               35-0160610
                            (State of                (Commission            (IRS Employer
                         Incorporation)               File No.)          Identification No.)

                           10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                           (Address of principal executive offices, including ZIP code)

                                                  (303) 469-3131
                               (Registrant's telephone number, including area code)

                                                  Not Applicable
                           (Former name or former address, if changed since last report)

                                                 Ball Corporation
                                            Current Report on Form 8-K
                                              Dated September 4, 2002

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following is furnished as an Exhibit to this report.

Exhibit 99.1      Webcast (Power Point) presentation from the telephone conference call held by Ball Corporation on Friday, August 30, 2002.

                  [The information furnished in the Exhibit 99.1 relates to the transcript of the teleconference held by Ball
                   Corporation on August 30, 2002, which was furnished to the SEC by Ball Corporation pursuant to Form 8-K on
                   September 3, 2002.]

Item 9.  Regulation FD Disclosure

A copy of the Webcast (Power Point) presentation utilized in the telephone conference call held by Ball
Corporation on Friday, August 30, 2002, dealing with the announcement on August 29, 2002, that Ball Corporation, an Indiana corporation, entered into an agreement with Schmalbach-Lubeca Holding GmbH and AV Packaging GmbH to acquire Schmalbach-Lubeca AG, the second largest beverage can manufacturer in Europe, is filed herewith as
Exhibit 99.1

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,
or otherwise subject to the liability of that section.

                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:   Raymond J. Seabrook
                                                              Title:  Senior Vice President and Chief Financial Officer

Date:    September 4, 2002

                                         Ball Corporation and Subsidiaries
                                                     Form 8-K
                                                 September 4, 2002

                                EXHIBIT INDEX
                                 Description                                                       Exhibit

Webcast (Power Point) presentation from the telephone conference call held                            99.1
by Ball Corporation on Friday, August 30, 2002.

[The information furnished in the Exhibit 99.1 relates to the transcript of the teleconference held by Ball Corporation on August 30, 2002, which was furnished to the SEC by Ball Corporation pursuant to Form 8-K on
 September 3, 2002.]